EXHIBIT 21.1

LIST OF SIGNIFICANT SUBSIDIARIES

The following are the subsidiaries of the Registrant included in the Registrant’s consolidated financial statements at December 31, 2016. Other subsidiaries are not listed because such subsidiaries are inactive. Subsidiaries are listed alphabetically under either the domestic or international categories.

Domestic (Excluding any Subsidiaries of Diebold Nixdorf Aktiengesellschaft)	Jurisdiction under which organized	Percent of voting securities owned by Registrant
Diebold Australia Holding Company, Inc.	Delaware	100%
Diebold China Security Holding Company, Inc.	Delaware	100%
Diebold Global Finance Corporation	Delaware	100%
Diebold Holding Company, Inc.	Delaware	100%
Diebold Latin America Holding Company, LLC	Delaware	100%
Diebold Mexico Holding Company, Inc.	Delaware	100%
Diebold Netherlands Holding Company, LLC	Delaware	100%(1)
Diebold Self-Service Systems	New York	100%(2)
Diebold Software Solutions, Inc.	Delaware	100%
Diebold SST Holding Company, Inc.	Delaware	100%
Diebold Transaction Services, Inc.	Delaware	100%
Impexa LLC	Texas	100%(3)
Mayfair Software Distribution, Inc.	Delaware	100%
Phoenix Interactive USA Inc	Delaware	100%(38)
VDM Holding Company, Inc.	Delaware	100%

International (Excluding any Subsidiaries of Diebold Nixdorf Aktiengesellschaft)	Jurisdiction under which organized	Percent of voting securities owned by Registrant
1932780 Ontario Inc.	Canada	100%(39)
Altus Bilisim Hizmetleri Anonim Sirketi	Turkey	100%(35)
Bitelco Diebold Chile Limitada	Chile	100%(20)
C.R. Panama, Inc.	Panama	100%(10)
Cable Print B.V.B.A.	Belgium	100%(37)
Caribbean Self Service and Security LTD.	Barbados	50%(9)
Central de Alarmas Adler, S.A. de C.V.	Mexico	100%(19)
Cryptera A/S	Denmark	100%(26)
D&G ATMS y Seguridad de Costa Rica Ltda.	Costa Rica	99.99%(33)
D&G Centroamerica y GBM de Nicaragua y Compañia Ltda.	Nicaragua	99%(31)
D&G Centroamerica, S. de R.L.	Panama	51%(29)
D&G Dominicana S.A.	Dominican Republic	99.85%(32)
D&G Honduras S. de R.L.	Honduras	99%(31)
D&G Panama S. de R.L.	Panama	99.99%(33)
DB & GB de El Salvador Limitada	El Salvador	99%(31)
DB&G ATMs Seguridad de Guatemala, Limitada	Guatemala	99%(31)
DBD (Barbados) 1 SRL	Barbados	100%
DBD (Barbados) 2 SRL	Barbados	100%
DBD (Barbados) 3 SRL	Barbados	100%(42)
DBD EMEA Holding C.V.	The Netherlands	100%(27)
DCHC, S.A.	Panama	100%(10)
Diebold Africa (Pty) Ltd.	South Africa	100%(17)

Diebold Africa Investment Holdings Pty. Ltd.	South Africa	100%(26)
Diebold Argentina, S.A.	Argentina	100%(10)
Diebold ATM Cihazlari Sanayi Ve Ticaret A.S.	Turkey	100%(15)
Diebold Australia Pty. Ltd.	Australia	100%(4)
Diebold Belgium B.V.B.A	Belgium	100%(16)
Diebold Bolivia S.R. L.	Bolivia	100%(30)
Diebold Brasil LTDA	Brazil	100%(28)
Diebold Brasil Servicos de Tecnologia e Participacoes Ltda	Brazil	100%(22)
Diebold Canada Holding Company Inc.	Canada	100%
Diebold Colombia S.A.	Colombia	100%(13)
Diebold - Corp Systems Sdn. Bhd.	Malaysia	100%
Diebold Ecuador SA	Ecuador	100%(18)
Diebold EMEA Processing Centre Limited	United Kingdom	100%
Diebold Finance Germany GmbH	Germany	100%(44)
Diebold Financial Equipment Company (China), Ltd.	Peoples Republic of China	85%(24)
Diebold France SARL	France	100%(5)
Diebold Germany GmbH	Germany	100%(5)
Diebold Holding Germany Inc. & Co. KGaA	Germany	100%
Diebold Hong Kong Services Limited (f/k/a SIAB (HK) Ltd.)	Hong Kong	100%(7)
Diebold Hungary Trading & Servicing LLC	Hungary	100%(36)
Diebold Hungary Self-Service Solutions, Ltd.	Hungary	100%
Diebold International Limited	United Kingdom	100%(5)
Diebold Italia S.p.A.	Italy	100%(12)
Diebold Mexico, S.A. de C.V.	Mexico	100%(43)
Diebold Myanmar Limited	Myanmar	100%(78)
Diebold Netherlands B.V.	The Netherlands	100%(5)
Diebold Nixdorf Aktiengesellschaft	Germany	76.7%(46)
Diebold One UK Limited	United Kingdom	100%
Diebold Osterreich Selbstbedienungssysteme GmbH	Austria	100%(5)
Diebold Pacific, Limited	Hong Kong	100%
Diebold Panama, Inc.	Panama	100%(10)
Diebold Paraguay S.A.	Paraguay	100%(45)
Diebold Peru S.r.l	Peru	100%(10)
Diebold Philippines, Inc.	Philippines	100%
Diebold Poland S.p. z.o.o.	Poland	100%(5)
Diebold Portugal — Solucoes de Automatizacao, Limitada	Portugal	100%(5)
Diebold Selbstbedienyngssysteme (Schweiz) GmbH	Switzerland	100%(5)
Diebold Self Service Solutions Limited Liability Company	Switzerland	100%(14)
Diebold Self Service Solutions Namibia (Pty) Ltd.	Namibia	100%(40)
Diebold Self-Service Ltd.	Russia	100%(5)
Diebold Self-Service Solutions Industrial and Servicing Rom Srl.	Romania	100%(41)
Diebold Singapore Pte. Ltd.	Singapore	100%
Diebold South Africa (Pty) Ltd.	South Africa	74.9%(25)
Diebold Spain, S.L.	Spain	100%(21)
Diebold Switzerland Holding Company, LLC	Switzerland	100%
Diebold Systems Private Limited	India	100%(8)
Diebold (Thailand) Company Limited	Thailand	100%(4)
Diebold Uruguay S.A.	Uruguay	100%(10)
Diebold Vietnam Company Limited	Vietnam	100%
GAS Informática Ltda.	Brazil	100%(34)

Inspur (Suzhour) Financial Information System Co., Ltd.	Peoples Republic of China	40%(79)
J.J.F. Panama, Inc.	Panama	100%(10)
Phoenix Interactive (Aust) Pty Ltd.	Australia	100%(38)
Phoenix Interactive Design Inc.	Canada	100%(38)
Phoenix Interactive (UK)	United Kingdom	100%(38)
P.T. Diebold Indonesia	Indonesia	100%(6)
Procomp Amazonia Industria Eletronica S.A.	Brazil	100%(11)
Procomp Industria Eletronica LTDA	Brazil	100%(23)
The Diebold Company of Canada, Ltd.	Canada	100%

Subsidiaries of Diebold Nixdorf Aktiengesellschaft	Jurisdiction under which organized	Percent of voting securities owned by Registrant
Aevi CZ s.r.o	Czech Republic	76.7%(49)
Aevi International GmbH	Germany	76.7%(48)
Aevi UK Ltd.	United Kingdom	76.7%(49)
Aisino Wincor Manufacturing (Shanghai) Co. Ltd.	China	76.7%(72)
Aisino Wincor Engineering Pte. Ltd.	Singapore	76.7%(66)
Aisino-Wincor Retail & Banking Syst. (Shanghai) Co. Ltd.	China	76.7%(80)
Bankberatung Organisationsu IT-Beratungfür Banken AG	Germany	76.7%(50)
BEB Industrie-Elektronik AG	Switzerland	76.7%(51)
CI Tech Components AG	Switzerland	76.7%(52)
CI Tech Sensors AG	Switzerland	76.7%(53)
Crown B.V.	Netherlands	76.7%(54)
Dynasty Technology Brasil Software Ltda.	Brazil	76.7%(55)
Dynasty Technology Group S.A.	Spain	76.7%(56)
EURL Wincor Nixdorf	Algeria	76.7%(51)
IP Management GmbH	Germany	76.7%(51)
IT Soluciones Integrales, C.A.	Venezuela	76.7%(57)
LLC Wincor Nixdorf	Ukraine	76.7%(51)
MCES LLC	Russia	76.7%(58)
Projective Biz B.V.	Netherlands	76.7%(59)
Projective London Ltd.	United Kingdom	76.7%(59)
Projective N.V.	Belgium	76.7%(60)
Prosystems IT GmbH	Germany	76.7%(51)
Pt. Wincor Nixdorf Indonesia	Indonesia	76.7%(51)
SecurCash B.V.	Netherlands	76.7%(61)
SecurCash Geldverwerking B.V.	Netherlands	76.7%(62)
SecurCash Nederland B.V.	Netherlands	76.7%(61)
TSG Polska Sp. z.o.o.	Poland	76.7%(63)
TSG Tankstellen Support GmbH	Germany	76.7%(51)
W.I.K. Consulting BVBA	Belgium	76.7%(59)
Wincor Engineering Pte. Ltd.	Singapore	76.7%(66)
Wincor Nixdorf AB	Sweden	76.7%(51)
Wincor Nixdorf AG	Switzerland	76.7%(51)
Wincor Nixdorf A/S	Denmark	76.7%(51)
Wincor Nixdorf A/S	Norway	76.7%(51)
Wincor Nixdorf Australia Pty Ltd.	Australia	76.7%(51)
Wincor Nixdorf Banking Consulting GmbH	Germany	76.7%(51)
Wincor Nixdorf Banking Services Ltd.	United Kingdom	76.7%(64)

Wincor Nixdorf Bilgisayer Sistemleri A.S.	Turkey	76.7%(51)
Wincor Nixdorf Business Administration Center GmbH	Germany	76.7%(51)
Wincor Nixdorf B.V.	Netherlands	76.7%(51)
Wincor Nixdorf C.A.	Venezuela	76.7%(51)
Wincor Nixdorf Canada Inc.	Canada	76.7%(51)
Wincor Nixdorf Customer Care GmbH	Germany	76.7%(51)
Wincor Nixdorf CZ Retail Solutions s.r.o.	Czech Republic	76.7%(65)
Wincor Nixdorf Dienstleistungs GmbH	Germany	76.7%(51)
Wincor Nixdorf Facility GmbH	Germany	76.7%(51)
Wincor Nixdorf Facility Services GmbH	Germany	76.7%(51)
Wincor Nixdorf Finance AG	Switzerland	76.7%(51)
Wincor Nixdorf Finance Malta Holding Ltd.	Malta	76.7%(51)
Wincor Nixdorf Finance Malta Ltd.	Malta	76.7%(67)
Wincor Nixdorf Global IT Operations GmbH	Germany	76.7%(51)
Wincor Nixdorf Global Logistics GmbH	Germany	76.7%(51)
Wincor Nixdorf Global Solutions B.V.	Netherlands	76.7%(68)
Wincor Nixdorf GmbH	Austria	76.7%(51)
Wincor Nixdorf Grundstücksverwaltungllmenau GmbH & CoKG	Germany	76.7%(69)
Wincor Nixdorf (Hong Kong) Ltd.	Hong Kong	76.7%(51)
Wincor Nixdorf Inc.	United States	76.7%(51)
Wincor Nixdorf India Private Ltd.	India	76.7%(51)
Wincor Nixdorf Information Systems S.A.	Greece	76.7%(51)
WINCOR NIXDORF International GmbH	Germany	76.7%(47)
Wincor Nixdorf IT Support S.A. de C.V.	Mexico	76.7%(70)
Wincor Nixdorf Kft.	Hungary	76.7%(51)
Wincor Nixdorf, Lda.	Portugal	76.7%(51)
Wincor Nixdorf Limited	Nigeria	76.7%(51)
Wincor Nixdorf LLC	Russia	76.7%(51)
Wincor Nixdorf Logistics GmbH	Germany	76.7%(51)
Wincor Nixdorf Lottery Solutions GmbH	Germany	76.7%(71)
Wincor Nixdorf Ltd.	Ireland	76.7%(51)
Wincor Nixdorf Ltd.	United Kingdom	76.7%(51)
Wincor Nixdorf (M) Sdn. Bhd.	Malaysia	76.7%(51)
Wincor Nixdorf Manufacturing GmbH	Germany	76.7%(51)
Wincor Nixdorf Manufacturing Pte. Ltd.	Singapore	76.7%(81)
Wincor Nixdorf N.V.	Belgium	76.7%(51)
Wincor Nixdorf Oil and Gas IT LLC	Russia	76.7%(73)
Wincor Nixdorf Oil and Gas IT Services LLC	Russia	76.7%(74)
Wincor Nixdorf Oy	Finland	76.7%(51)
Wincor Nixdorf (Philippines) Inc.	Philippines	76.7%(51)
Wincor Nixdorf Portavis GmbH	Germany	76.7%(75)
Wincor Nixdorf (Proprietary) Ltd.	South Africa	76.7%(51)
Wincor Nixdorf Pte. Ltd.	Singapore	76.7%(51)
Wincor Nixdorf Real Estate GmbH &CoKG	Germany	76.7%(69)
Wincor Nixdorf Retail Consulting GmbH	Germany	76.7%(51)
Wincor Nixdorf Retail ME JLT	UAE	76.7%(76)
Wincor Nixdorf Retail Services GmbH	Germany	76.7%(51)
Wincor Nixdorf S.A.	Morocco	76.7%(51)
Wincor Nixdorf S.A. de C.V.	Mexico	76.7%(51)
Wincor Nixdorf S.A.S.	France	76.7%(51)

Wincor Nixdorf Security GmbH	Germany	76.7%(51)
Wincor Nixdorf Services GmbH	Germany	76.7%(51)
Wincor Nixdorf S.L.	Spain	76.7%(51)
Wincor Nixdorf Software C.V.	Netherlands	76.7%(77)
Wincor Nixdorf Software Partner B.V.	Netherlands	76.7%(51)
Wincor Nixdorf Solucões em Tecnologia da Informação Ltda.	Brazil	76.7%(51)
Wincor Nixdorf Sp. z.o.o.	Poland	76.7%(51)
Wincor Nixdorf s.r.l.	Italy	76.7%(51)
Wincor Nixdorf s.r.o.	Czech Republic	76.7%(51)
Wincor Nixdorf s.r.o.	Slovakia	76.7%(51)
Wincor Nixdorf Taiwan Ltd.	Taiwan	76.7%(51)
Wincor Nixdorf Technology GmbH	Germany	76.7%(51)
Wincor Nixdorf (Thailand) Co. Ltd.	Thailand	76.7%(51)

(1)	100 percent of voting securities are owned by Diebold Australia Holding Company, LLC, which is 100% owned by Registrant.

(2)
70 percent of partnership interest is owned by Diebold Holding Company, Inc., which is 100 percent owned by Registrant, while the remaining 30 percent partnership interest is owned by Diebold SST Holding Company, Inc., which is 100 percent owned by Registrant.

(3)	100 percent of voting securities are owned by Diebold Mexico Holding Company, Inc., which is 100 percent owned by Registrant.

(4)	100 percent of voting securities are owned by Diebold EMEA Holding C.V. (refer to 27 for ownership).

(5)	100 percent of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company (refer to 14 for ownership).

(6)	88.9 percent of voting securities are owned by Registrant, and 11.1 percent of voting securities are owned by Diebold Pacific, Limited, which is 100 percent owned by Registrant.

(7)	100 percent of voting securities are owned by Diebold Self-Service Systems (refer to 2 for ownership).

(8)
70.70 percent of voting securities are owned by Registrant; 21.55 percent of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company (refer to 15 for ownership); 7.73 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC, which is 100% owned by Registrant and the remaining .02 percent of voting securities is owned by Diebold Holding Company, Inc., which is 100% owned by Registrant.

(9)	50 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(10)	100 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(11)	99.99 percent of voting securities are owned by Diebold Brasil LTDA (refer to 28 for ownership), while the remaining .01 percent is owned by Registrant.

(12)	100 percent of voting securities are owned by Diebold International Limited (refer to 5 for ownership).

(13)
21.44 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant; 16.78 percent of voting securities are owned by Diebold Panama, Inc. (refer to 10 for ownership); 16.78 percent of voting securities are owned by DCHC SA (refer to 10 for ownership); 13.5 percent of voting securities are owned by J.J.F. Panama, Inc. (refer to 10 for ownership); and the remaining 31.5 percent of voting securities are owned by C.R. Panama, Inc. (refer to 10 for ownership).

(14)	100 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC, which is 100 percent owned by Registrant.

(15)
50 percent of voting securities are owned by Diebold Netherlands B.V. (refer to 5 for ownership), while the remaining 50 percent of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company (refer to 14 for ownership).

(16)
90 percent of voting securities are owned by Diebold Self -Service Solutions Limited Liability Company (refer to 14 for ownership), while the remaining 10 percent of voting securities are owned by Diebold Selbstbedienungssysteme (Schweiz) GmbH (refer to 5 for ownership).

(17)	100 percent of voting securities are owned by Diebold Africa Investment Holdings Pty. Ltd. (refer to 26 for ownership).

(18)
99.99 percent of voting securities are owned by Diebold Colombia SA (refer to 13 for ownership), while the remaining 0.01 percent is owned by Diebold Latin America Holding Company, Inc., which is 100 percent owned by Registrant.

(19)	99.99 percent of voting securities are owned by Impexa LLC (refer to 3 for ownership), while the remaining .01 percent is owned by Diebold Mexico, S.A. de C.V. (refer to 43 for ownership).

(20)	99.88 percent of voting securities are owned by Registrant, while .12 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(21)	100 percent of voting securities are owned by VDM Holding Company, Inc., which is 100 percent owned by Registrant.

(22)
99.99 percent of voting securities are owned by Diebold Canada Holding Company Inc., which is 100 percent owned by Registrant, while the remaining .01 percent is owned by Procomp Amazonia Industria Eletronica S.A. (refer to 11 for ownership).

(23)	99.99 percent of voting securities are owned by Diebold Brasil Servicos de Tecnole e Participacoes Limitada (refer to 22 for ownership), while the remaining .01 percent are owned by Registrant.

(24)
34 percent of voting securities are owned by Inspur (Suzhou) Financial Information System Co., Ltd. (refer to 79 for ownership), and 51 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC, which is 100 percent owned by Registrant.

(25)	74.9 percent of voting securities are owned by Diebold Africa Investment Holdings Pty. Ltd. (refer to 26 for ownership).

(26)	100 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC, which is 100 percent owned by Registrant.

(27)
99.99 percent of voting securities are owned by Diebold Australia Holding Company, LLC, which is 100 percent owned by Registrant, and the remaining .01 percent is owned by Diebold Netherlands Holding Company, LLC (refer to 1 for ownership).

(28)	99.99 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant, while the remaining .01 percent is owned by Registrant.

(29)	51 percent of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100 percent owned by Registrant.

(30)	60 percent of voting securities are owned by Diebold Colombia, S.A. (refer to 13 for ownership) and 40 percent owned by Diebold Peru, S.r.L. (refer to 10 for ownership).

(31)	99 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership).

(32)	99.85 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership).

(33)	99.99 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership).

(34)
99.99 percent of voting securities are owned by Procomp Industria Eletronica Ltda (refer to 23 for ownership), while the remaining .01 percent is owned by Diebold Brasil Ltda (refer to 28 for ownership).

(35)	100 percent of voting securities are owned by Diebold ATM Cihazlari Sanayi Ve Ticaret A.S. (refer to 15 for ownership).

(36)
99.98 percent of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company (refer to 14 for ownership), while the remaining .02 percent is owned by Diebold Poland S.p. z.o.o. (refer to 5 for ownership).

(37)	99.99 percent of voting securities are owned by Registrant, while the remaining .01 percent is owned by Diebold Holding Company, Inc., which is 100 percent owned by Registrant.

(38)	100 percent of voting securities are owned by 1932780 Ontario Inc., which is 100 percent owned by The Diebold Company of Canada, Ltd., which is 100 percent owned by Registrant.

(39)	100 percent of voting securities is owned by The Diebold Company of Canada, Ltd., which is 100 percent owned by Registrant.

(40)	100 percent of voting securities are owned by Diebold Africa (Proprietary) Limited (refer to 17 for ownership).

(41)
99.99 percent of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company (refer to 14 for ownership), while the remaining .01 percent is owned by Diebold Switzerland Holding Company, LLC, which is 100 percent owned by Registrant.

(42)	100 percent of voting securities are owned by DBD (Barbados) 2 SRL, which is 100 percent owned by Registrant.

(43)	99.99 percent of voting securities are owned by Diebold Mexico Holding Company, Inc., which is 100 percent owned by Registrant, while the remaining .01 percent is owned by Registrant.

(44)	100 percent of voting securities are owned by Diebold Holding Germany Inc. & Co. KGaA, which is 100 percent owned by Registrant.

(45)	99 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant, while the remaining 1 percent is owned by Registrant.

(46)	76.7 percent of voting securities are owned by Diebold Holding Germany Inc. & Co. KGaA, which is 100 percent owned by Registrant.

(47)	100 percent of voting securities are owned by Diebold Nixdorf Aktiengesellschaft (refer to 46 for ownership).

(48)	86.64 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(49)	100 percent of voting securities are owned by Aevi International GmbH (refer to 48 for ownership).

(50)	92.54 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(51)	100 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(52)	25 percent of voting securities are owned by BEB Industrie-Elektronik AG (refer to 51 for ownership).

(53)	75 percent of voting securities are owned by BEB Industrie-Elektronik AG (refer to 51 for ownership).

(54)	50 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(55)	100 percent of voting securities are owned by Dynasty Technology Group S.A (refer to 56 for ownership).

(56)	100 percent of voting securities are owned by Wincor Nixdorf S.L. (refer to 51 for ownership).

(57)	100 percent of voting securities are owned by Wincor Nixdorf C.A. (refer to 51 for ownership).

(58)
49.9 percent of voting securities are owned by Wincor Nixdorf LLC. (refer to 51 for ownership), while the remaining 50.1 percent is owned by Wincor Nixdorf Oil and Gas IT Services LLC (refer to 74 for ownership).

(59)	100 percent of voting securities are owned by Projective N.V. (refer to 60 for ownership).

(60)	53.07 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(61)	100 percent of voting securities are owned by Wincor Nixdorf B.V. (refer to 51 for ownership).

(62)	100 percent of voting securities are owned by SecurCash Nederland B.V. (refer to 61 for ownership).

(63)	100 percent of voting securities are owned by Wincor Nixdorf Sp. z.o.o. (refer to 51 for ownership).

(64)	100 percent of voting securities are owned by Wincor Nixdorf Ltd. (refer to 51 for ownership).

(65)	100 percent of voting securities are owned by IP Management GmbH (refer to 51 for ownership).

(66)	43.6 percent of voting securities are owned by Wincor Nixdorf Pte. Ltd. (refer to 51 for ownership).

(67)	100 percent of voting securities are owned by Wincor Nixdorf Finance Malta Holding Ltd. (refer to 51 for ownership).

(68)	100 percent of voting securities are owned by Wincor Nixdorf Software C.V. (refer to 77 for ownership).

(69)
100 percent of voting securities are owned by Wincor Nixdorf Security GmbH and Wincor Nixdorf Facility GmbH, which are both 100 percent owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(70)	99.998 percent of voting securities are owned by Wincor Nixdorf C.A. (refer to 51 for ownership).

(71)	100 percent of voting securities are owned by Wincor Nixdorf Finance AG (refer to 51 for ownership).

(72)	100 percent of voting securities are owned by Aisino-Wincor Retail & Banking Syst. (Shanghai) Co. Ltd. (refer to 51 for ownership).

(73)
49.9 percent of voting securities are owned by Wincor Nixdorf LLC (refer to 51 for ownership), while 1.1 percent of voting securities are owned by Wincor Nixdorf Oil and Gas IT Services LLC (refer to 74 for ownership).

(74)	.01 percent of voting securities are owned by Wincor Nixdorf LLC (refer to 51 for ownership).

(75)	68 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(76)	80 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(77)
99.9 percent of voting securities are owned by IP Management GmbH (refer to 51 for ownership), while the remaining .1 percent is owned by Wincor Nixdorf Software Partner B.V. (refer to 51 for ownership).

(78)
99.99 percent of voting securities are owned by VDM Holding Company, Inc., which is 100 percent owned by Registrant, while the remaining .01 percent is owned by Diebold Pacific Limited, which is 100 percent owned by Registrant.

(79)	40 percent of voting securities are owned by Diebold Switzerland Holding Company, LLC, which is 100 percent owned by Registrant.

(80)	43.6 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 47 for ownership).

(81)	100 percent of voting securities are owned by Wincor Nixdorf Pte. Ltd (refer to 51 for ownership).